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                               FIRST AMENDMENT TO
                            EQUIPMENT LEASE AGREEMENT



                          Dated as of October 15, 1995



                                 By and Between



                                PNC LEASING CORP

                                  as the Lessor


                                       and


                            FIRST BRANDS CORPORATION

                                  as the Lessee






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                               FIRST AMENDMENT TO
                            EQUIPMENT LEASE AGREEMENT


                  THIS FIRST AMENDMENT TO EQUIPMENT LEASE AGREEMENT is made as of the 15th day of October, 1995 (the "First Amendment") to that certain Equipment Lease Agreement dated as of October 15, 1993 (the Equipment Lease Agreement together with all exhibits and schedules thereto, the "Original Agreement") (the Original Agreement, as amended by this First Amendment, together with all extensions, substitutions, replacements, restatements and other amendments or modifications thereof or thereto, the "Agreement") by and between PNC LEASING CORP, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Lessor") and FIRST BRANDS CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("FBC").


                                   WITNESSETH:


                  WHEREAS, the Lessor and FBC desire to amend the Original Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I

                        AMENDMENTS TO ORIGINAL AGREEMENT

                  FIRST: Subsection 1.4(a) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

         1.4               Rent.

         (a) Base Rent. FBC hereby agrees to pay in arrears, on each Payment Date during the Base Term, Base Rent to Lessor for the Items. "Base Rent" shall mean, as to any Payment Date during the Base Term, the sum of (i) the product of (A) Lessor's Cost for each Item then subject to this Agreement, and (B) the percentage listed in Column 1 of Schedule 1.4(a) hereto with respect to such Payment Date, and (ii) the product of (A) Lessor's Cost for each Item then subject to this Agreement, (B) the percentage listed in Column 2 of Schedule 1.4(a) hereto with respect to such Payment Date, and (C) the fraction, the numerator of which is the



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         Base  Term  Percentage  Rental  Factor  plus  the  LIBO  Rate,  and the denominator of which is 4. "Base Term Percentage Rental Factor" shall mean with respect to any payment of Base Rent a percentage determined as follows:

-------------------------------------------------------------------
       S&P RATING THEN                BASE TERM PERCENTAGE
          IN EFFECT                       RENTAL FACTOR
-------------------------------------------------------------------
BB+ or less                                   .80%
-------------------------------------------------------------------
BBB-                                          .75%
-------------------------------------------------------------------
BBB                                           .65%
-------------------------------------------------------------------
BBB+                                          .60%
-------------------------------------------------------------------
A- or higher                                  .55%
-------------------------------------------------------------------

         For the purposes of this Subsection 1.4(a), the term "S&P Rating" shall mean an actual or implied senior debt rating obtained by FBC from Standard & Poor's, a division of McGraw-Hill, Inc. ("S&P"). In the event that, for any reason, an S&P rating is unavailable or cannot be determined for FBC, then, in Lessor's determination and discretion, either (i) the equivalent actual or implied senior debt rating obtained by FBC from Moody's Investor Service ("Moody's"), or a similar nationally-recognized rating service, shall be substituted for the "S&P Rating" to be used in determining the Base Term Percentage Rental Factor, or (ii) if no such equivalent rating is available or can be determined, then the Base Term Percentage Rental Factor shall be equal to the latest Base Term Percentage Rental Factor then in effect.

         FBC shall pay any Taxes which arise in connection with any Rent payment to the extent it would have an indemnity obligation under Section 2.2 for such Taxes and subject to any contest rights FBC has under Sections
         2.2 and 2.6 hereof.

                  SECOND: Section 4.6 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

         4.6               Option to Renew.

     (a) Option and Exercise; Term. Upon the scheduled expiration of any Term hereunder, so long as no Event of Default has occurred and is continuing, FBC shall have the option (each, a "Renewal Option") to extend for a period of one (1) year the term of this Agreement with respect to all (but not less than all) of the then remaining Items (each such period, an "Extended Term"); provided, however, that no more than three (3) Extended Terms may be elected by FBC hereunder. Each

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          Extended  Term  shall  commence  on  October  16 of the  year  of such election and continue until October 15 of the following year. In the event FBC desires to extend the term of this Agreement, FBC shall provide written notice (the "Extension Notice") to Lessor not less than 90 days prior to the expiration of the Base Term or Extended Term then in effect; provided, in the event Lessor or the Participants existing on the Closing Date and remaining at such time (in their reasonable opinion) determine that FBC's financial condition has changed in a materially adverse manner from the date of this Agreement, Lessor or such Participants may, by written notice within 15 days after its receipt of the Extension Notice, prevent FBC's exercise of the Renewal Option; provided, FBC may, during the 30 day period commencing upon its receipt of such notice preventing its exercise of the Renewal Option, exercise one of the options set forth in Section 4.1.

     (b) Extended Term Rent. If FBC elects to exercise its option to extend the term of this Agreement pursuant to Section 4.6(a) above, FBC agrees to pay in arrears, on each Payment Date during the Extended Term, Extended Term Rent to Lessor for each Item. "Extended Term Rent" shall mean, as to any Payment Date during the Extended Term, the sum of (i) the product of (A) Lessor's Cost for each Item then subject to this Agreement, and (B) the percentage listed in Column 1 of the Extension Schedule hereto with respect to such Payment Date, and (ii) the product of (A) Lessor's Cost for each Item then subject to this Agreement, (B) the percentage listed in Column 2 of the Extension Schedule hereto with respect to such payment Date, and (C) the fraction, the numerator of which is the Base Term Percentage Rental Factor plus the LIBO Rate, and the denominator of which is 4. "Base Term Percentage Rental Factor" shall have the meaning ascribed to such term in Subsection 1.4(a) above.

     (c) Other Provisions. All other provisions of this Agreement shall be and remain in effect during the Extended Term.

                  THIRD: Schedule 1.4a of the Original Agreement is hereby amended and restated in its entirety to read as shown on Schedule 1.4a attached hereto and made a part hereof.

                  FOURTH: Schedule 11.1(o) of the Original Agreement is hereby amended and restated in its entirety to read as shown on Schedule 11.1(o) attached hereto and made a part hereof.

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



                                   ARTICLE II

                              CONDITIONS PRECEDENT

                  This First Amendment shall become operative as of the date hereof when each of the following conditions precedent are satisfied in the judgment of the Lessor or have been waived in writing by the Lessor:

                  (a) First Amendment. Receipt by the Lessor of duly executed counterparts of this First Amendment from FBC.

                  (b) Closing Certificate. Receipt by the Lessor of a certificate signed by an authorized officer of FBC dated as of even date herewith certifying (i) that the representations and warranties set forth in the Original Agreement are true and correct in all material respects on and as of the date of this First Amendment as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case, such representations and warranties shall have been true and correct on and as of such earlier date) and (ii) as to such other matters as Lessor may reasonably request.

                  (c) Corporate Documents of FBC. Receipt by the Lessor of (i) an incumbency certificate of FBC dated as of the First Amendment closing date and (ii) duly certified copies of the articles of incorporation and bylaws of FBC.

                  (d) Proceedings Satisfactory. Receipt by the Lessor of evidence that all proceedings taken in connection with this First Amendment and the consummation of the transactions contemplated hereby and all documents and papers relating hereto have been completed or duly executed, and receipt by the Lessor of such documents and papers, all in form and substance reasonably satisfactory to the Lessor and Lessor's special counsel, as the Lessor or its special counsel may reasonably request in connection therewith.


                                   ARTICLE III

                                  MISCELLANEOUS

                  FIRST: Except as expressly amended by this First Amendment, the Original Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.

                  SECOND: FBC hereby specifically waives any prior notice requirement, whether pursuant to Subsection 5.3(c)(iii) of the Agreement or otherwise, applicable to the reassignment of the participation interest of IBJS Commercial Corporation to Lessor.

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                  THIRD:  The  intended  characterization  and  treatment of the transactions contemplated by Section 8.1 of the Original Agreement are hereby confirmed and shall be unaffected by the execution of this First Amendment.

                  FOURTH: FBC and Lessor agree and acknowledge that each of the Operative Documents are each hereby ratified and confirmed in all respects and shall be and remain in full force and effect, and binding upon them. From and after the date hereof, all references in the Agreement or any Operative Document to the Agreement, shall be deemed to be references to the Original Agreement as amended by this First Amendment.

                  FIFTH: Except for proper nouns and as otherwise defined or amended herein, capitalized terms used herein which are not defined herein, but which are defined in the Original Agreement, shall have the meaning given them in the Original Agreement.

                  SIXTH: This First Amendment shall be binding upon and inure to the benefit of FBC, the Lessor and their respective successors and assigns.

                  SEVENTH: Nothing in this First Amendment shall be deemed or construed to be a waiver, release or limitation upon the Lessor's exercise of any of its rights and remedies under the Original Agreement or any Operative Document, whether arising as a consequence of any Events of Default which may now exist, hereafter arise or otherwise, and all such rights and remedies are hereby expressly reserved.

                  EIGHTH: This First Amendment may be executed in as many different counterparts as shall be convenient and by the different parties hereto on separate counterparts, each of which when executed by FBC and the Lessor shall be regarded as an original. All such counterparts shall constitute but one and the same instrument. Delivery of an executed signature page hereto by telecopier shall be effective as delivery of a manually- executed original.

                  NINTH: This First Amendment shall be a contract made under and governed by the laws of the State of New York without regard to the principles thereof regarding conflict of laws.

                  TENTH: FBC shall pay any costs and expenses of Lessor incurred in connection with this amendment and any other documents or agreements executed in connection therewith, including attorney's fees and costs.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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This First  Amendment to Equipment Lease Agreement is executed as of the day and year first above written.

                                            FIRST BRANDS CORPORATION


                                            By   /s/ Richard J. Mosback
                                            Name:  Richard J. Mosback
                                            Title: Assistant Treasurer


                                            PNC LEASING CORP


                                            By  /s/ Douglas B. Bickmore
                                            Name:  Douglas B. Bickmore
                                            Title: Vice President





Agreed and consented:

UNION TRUST COMPANY


By  /s/ Joseph F. Morrissey
Name:  Joseph F. Morrissey
Title:     Vice President

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                                 SCHEDULE 1.4(a)

-----------------------------------------------------------------------------------------------------------------------------
                                          COLUMN 1                       COLUMN 2                        COLUMN 3

                                          MONTHLY                       UNAMORTIZED                    TERMINATION
        PAYMENT DATE                    AMORTIZATION                      BALANCE                       PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------
          01/15/94                                2.37044674                   100.00000000                    97.62955326
-----------------------------------------------------------------------------------------------------------------------------
          04/15/94                                2.40229962                    97.62955326                    95.22725364
-----------------------------------------------------------------------------------------------------------------------------
          07/15/94                                2.43458052                    95.22725364                    92.79267313
-----------------------------------------------------------------------------------------------------------------------------
          10/15/94                                2.48349661                    92.79267313                    90.30917631
-----------------------------------------------------------------------------------------------------------------------------
          01/15/94                                2.51420439                    90.30917631                    87.79497192
-----------------------------------------------------------------------------------------------------------------------------
          04/15/95                                2.54529166                    87.79497192                    85.24968027
-----------------------------------------------------------------------------------------------------------------------------
          07/15/95                                2.57678330                    85.24968027                    82.67291696
-----------------------------------------------------------------------------------------------------------------------------
          10/15/95                                2.60862410                    82.67291696                    80.06429287
-----------------------------------------------------------------------------------------------------------------------------
          01/15/96                                2.64087882                    80.06429287                    77.42341406
-----------------------------------------------------------------------------------------------------------------------------
          04/15/96                                2.67353237                    77.42341406                    74.74988169
-----------------------------------------------------------------------------------------------------------------------------
          07/15/96                                2.70658967                    74.74988169                    72.04329202
-----------------------------------------------------------------------------------------------------------------------------
          10/15/96                                2.74005571                    72.04329202                    69.30323631
-----------------------------------------------------------------------------------------------------------------------------
          01/15/97                                2.77393555                    69.30323631                    66.52930076
-----------------------------------------------------------------------------------------------------------------------------
          04/15/97                                2.80823430                    66.52930076                    63.72106646
-----------------------------------------------------------------------------------------------------------------------------
          07/15/97                                2.84295714                    63.72106646                    60.87810932
-----------------------------------------------------------------------------------------------------------------------------
          10/15/97                                2.87810932                    60.87810932                    58.00000000
-----------------------------------------------------------------------------------------------------------------------------
          01/15/98                                2.64458291                    58.00000000                    55.35641709
-----------------------------------------------------------------------------------------------------------------------------
          04/15/98                                2.67797078                    55.35541709                    52.67744833
-----------------------------------------------------------------------------------------------------------------------------
          07/15/98                                2.71178015                    52.67744833                    49.965666156
-----------------------------------------------------------------------------------------------------------------------------
          10/15/98                                2.74601637                    49.965666156                   47.21964981
-----------------------------------------------------------------------------------------------------------------------------
          01/15/99                                2.78068483                    47.21964981                    44.43896498
-----------------------------------------------------------------------------------------------------------------------------
          04/15/99                                2.81579097                    44.43896498                    41.62317401
-----------------------------------------------------------------------------------------------------------------------------
          07/15/99                                2.85134033                    41.62317401                    38.77183368
-----------------------------------------------------------------------------------------------------------------------------
          10/15/99                                2.88733851                    38.77183368                    35.88449517
-----------------------------------------------------------------------------------------------------------------------------
          01/15/00                                2.92379115                    35.88449517                    32.96070402
-----------------------------------------------------------------------------------------------------------------------------
          04/15/00                                2.96070402                    32.96070402                    30.00000000
-----------------------------------------------------------------------------------------------------------------------------
          07/15/00                                2.99808290                    30.00000000                    27.00191710
-----------------------------------------------------------------------------------------------------------------------------
          10/15/00                                3.35933700                    27.0019171                     23.96598340
-----------------------------------------------------------------------------------------------------------------------------






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

--------------------------------------------------------------------------------------------------------------------------
          EXTENDED TERM ENDING:                     ADJUSTMENT PERCENTAGE:               PURCHASE PRICE PERCENTAGE
--------------------------------------------------------------------------------------------------------------------------
            October 15, 1998                                           40.969                                47.220
--------------------------------------------------------------------------------------------------------------------------
            October 15, 1999                                           30.795                                35.885
--------------------------------------------------------------------------------------------------------------------------
            October 15, 2000                                           20.099                                23.970
--------------------------------------------------------------------------------------------------------------------------





                                       -8-


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                                SCHEDULE 11.1(o)

                                  PARTICIPANTS


First Fidelity Bank, formerly Union Trust Company


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